EXHIBIT 99.2

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES PLUS SIZES

Crosstown Traders, Inc.

SIG 2nd Annual
Consumer Focus
Forum

October 26, 2006

Eric M. Specter
Executive Vice President
Chief Financial Officer

Steven R. Wishner
Sr. Vice President
Finance, Strategy and Business
Development

Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to implement the Company’s business plan for entry into the outlet store distribution channel, the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown
Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007

A Multi-Brand,
Multi-Channel Retailer
Focused On Special
Sizes With $3 Billion* In
Annual Sales

*Management Estimate

We Are Continuing To Execute On
An Exciting Growth Strategy,
Leveraging Our Brands Through
Multiple Channels

We Are Shifting The Mix To Higher
Operating Margin Businesses,
While Projecting Revenue Growth
To $4 Billion* Within The Next
Three To Four Years

Our Retail Store Brands

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Increase Direct Sourcing Volumes
•
Entry Into The Outlet Channel
•
Launch Of Lane Bryant Catalog In
4th Quarter of 2007
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
Lane Bryant Holds The #1 Market
Position In Women’s Specialty Plus
Apparel, With Approximately 10%
Share Of The Total Women’s Plus
Apparel Market*
•
Lane Bryant Is Our Most Profitable
Business, With The Highest Sales
Per Square Foot Productivity
*Derived From NPD Group Data
Expanding The Leading
Brand In Plus-Sizes

Lane Bryant Stores
1,000
950
900
850
800
750
700
650
600
550
500
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Expand Lane
Bryant From
765 To 1,000
Stores*
•
Contributes To
Both Our Top
Line And
Operating
Margin
Expansion

Organic Store Growth
*Management Estimate

•
Location, Location, Location
–
Our Bricks And Mortar Growth Is
Focused On Strip And Lifestyle Centers
–
Real Estate Development Of
Strip-Based Centers Are Outpacing
Growth In Traditional Malls
–
With Lower Occupancy Costs And
Comparable Sales Volume, Our
Migration To Strip Centers Contributes
To Operating Margin Expansion
Organic Store Growth

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Migrating Our
Store Locations
To Strip And
Lifestyle
Centers
•
Ultimately,
50%* Of Lane
Bryant Stores
Will Be Located
In Strip And
Lifestyle
Centers
Organic Store Growth
*Management Estimate

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Increase Direct Sourcing Volumes
•
Entry Into The Outlet Channel
•
Launch Of Lane Bryant Catalog In
4th Quarter of 2007
Currently, A $300 Million* Business
–
*Management Estimate
Key Growth Initiatives

•
Our New Lane Bryant Store Concept Is
The Cacique Intimate Apparel Store
–
2,000 Square Feet Dedicated To
Intimates, With Its Own Front Entrance
–
Projected Sales Per Square Foot*
Increases Of 20% - 25% At Remodeled
Stores
–
Growth To More Than 300 Stores* Over
The Next 3 – 4 Years
–
Contributes To Both Top Line And
Operating Margin Expansion
*Management Estimate
Cacique® Intimate Apparel Store

Cacique
4%
Full Line
96%
Full Line
Cacique

Cacique
33%
Full Line
67%
Full Line
Cacique

Current
With 1,000*
      Lane Bryant Stores
*Management Estimate
Increasing Penetration Of   Cacique
Intimate Apparel Stores, Primarily
In Strip Centers

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Increase Direct Sourcing Volumes
•
Entry Into The Outlet Channel
•
Launch Of Lane Bryant Catalog In
4th Quarter of 2007
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
Increase Direct Sourcing
Volumes
–
Contributes To Gross Margin Expansion
•
Direct Sourcing Increases
Achieved Though:
–
Increasing Volumes At Each Brand
•
Target Goals Established By Brand
–
Growing Penetration Of Direct Sourcing
In Our Newest Businesses
Direct Sourcing

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Increase Direct Sourcing Volumes
•
Entry Into The Outlet Channel
•
Launch Of Lane Bryant Catalog In
4th Quarter of 2007
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
The Outlet Market
–
Approximately $3.5 Billion(1) Annually
In Women’s Apparel
–
Shoppers Will Travel Up To 75 Miles
To Outlet Centers, As Opposed To
An Average Of 10 Miles For Malls(2)
–
Outlets Are Destination Locations,
With 96% Of Outlet Shoppers Making
At Least One Purchase(3)
The Outlet Shopping Channel
(1) Management Estimate; (2) ICSC; (3) Tanger Outlets market researchoverview

•
Charming Shoppes Assumed 75
Outlet Store Leases In April 2006
•
During July 2006, We Executed 76
Store Openings
–
80 Lane Bryant Outlet Stores Now In
Operation
–
Goal Is To Grow To 150 Stores*
•
Lane Bryant Outlet Is The Only
Freestanding Women’s Plus
Specialist In The Outlet Channel
Lane Bryant Outlet™
*Management Estimate

•
Outlet Product Strategy
–
Anchored With Product Developed
Exclusively For Outlet
–
Primarily Updated, Key Items,
Utilizing Our Direct Sourcing Group
–
Top Picks Of Current Fashion
–
Best Sellers From Previous Season
–
Selected National Brands
–
Adding Footwear, Social Occasion

Lane Bryant Outlet™

•
Lane Bryant Outlet Stores Are
Expected To Operate At
Revenue And Operating
Margin Levels That Meet Or
Exceed* Those Of Lane
Bryant's Average Retail Stores
•
Contributes To Both Top Line
And Operating Margin
Expansion
Lane Bryant Outlet™
*Management Estimate

•
We Have Formed An
Organization To Lead The
Company’s Outlet Sales
Distribution Channel, Charming
Outlets
•
We Plan To Leverage Our
Operational Infrastructure
Charming Outlets

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Increase Direct Sourcing Volumes
•
Entry Into The Outlet Channel
•
Launch Of Lane Bryant Catalog In
4th Quarter of 2007
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT

The Lane Bryant
Catalog, Operated By
Redcats USA, Today
Produces Annual
Revenues Of More
Than $300 Million*
And Is America’s
Largest Plus-Size-Only
Apparel Catalog
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate
Lane Bryant Catalog Owned And
Operated by Redcats USA

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT
fall casual 2006
Shop online.
Order online.

The Reversion Of
The Trademark
For The
Lane Bryant
Catalog Occurs In  October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And
Operated by Redcats USA

•
We Plan To Launch Our Lane Bryant
Catalog In The 4th Quarter Of 2007
•
Contributes To Both Top Line And
Operating Margin Expansion
•
Will Further Leverage The Operations
And Infrastructure Of Crosstown
Traders, Which Already Performs With
An Operating Margin In Line With
Successful Operators
Growth Strategy:
Lane Bryant Catalog

Growth Strategy:
Summary

*Management Estimate
Charming Shoppes:  A
Multi-Brand,
     Multi-Channel Growth
Retailer
Our Goal Is To Grow To
$4 Billion* In Annual
Sales Over The Next
Three To Four Years

OUTLET

CATALOG

$4 Billion
$150 Million+
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE

$200 Million
Our Three To Four Year Financial Plans* Include:
*Management Estimate

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 4%
Catalog 20%
LB Stores 35%
Ecommerce 5%
CA Stores 10%
FB Stores 26%

$3 Billion*
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More Than
40% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

Financial Review

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$1,498.3	100%	$1,292.4	100%
Gross Profit	$466.7	31.2%	$422.7	32.7%
SG&A	$362.2	24.2%	$308.0	23.8%
Pre-Tax Income	$101.0	6.7%	$109.7	8.5%
Net Income	$64.6	4.3%	$69.4	5.4%
Net Income Per Share	$0.48		$0.53	
Shares	139.4 million		136.2 million

•
Highlights:
•
Includes Pre-opening Operating Expenses Of Approximately $7.8 Million Pre-tax,
($5.0 Million After Tax Or $0.04 Per Diluted Share) Related To The Company's
Launch Of Charming Outlets
•
16% Revenue Growth, With 1% Same Store Sales Increase
•
Compares To Record Performance In The Period Ended July 30, 2005
1st Half Financial Performance
(Fiscal Periods Ended July 29, 2006 and July 30, 2005)

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
Improvement In Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Net Income Growth In The Prior
Year
Year Over Year Financial
Performance
(Fiscal Years Ended January 28, 2006 and January 29, 2005)

* Management Estimates
FY 2007 Projected Financial Plan*
(Fiscal Year Ending February 3, 2007)
•
Leveraging The Lane Bryant Brand Through:
•
Launch Of Lane Bryant Outlet
•
1st Half Includes Pre-opening Operating Expenses Of
  Approximately $7.8 Million Pretax ($5.0 Million After Tax
  Or $0.04 Per Diluted Share)
•
Accelerated Growth Of Lane Bryant Store Openings
•
Developing The Lane Bryant Catalog For Late 2007
•
Year Over Year Initiatives
•
Continuing Operating Improvement At Lane Bryant
•
Accelerated Store Growth At Lane Bryant, With New
Cacique Intimate Apparel Store Format
•
Outlet Channel Attains Profitability In 3rd Quarter

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During Fiscal Year 2006
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders During FY 2006; $20 Million Balance As Of
July 29, 2006 Anticipated To Be Paid Down By End Of Fiscal
Year 2007
Selected Balance Sheet Data
($ in Millions)                 7/29/06            1/28/06            7/30/05

Cash and                $234                $150               $231
Investments

Long Term Debt      $199                $207               $246

Total Assets           1,646                1,567             1,634

*Management Estimates
Summary*
•
Based On Our Growth Opportunities And
Building On Our Multi-Channel Strategy, Our
Three To Four Year Financial Plans Include:
–
CAGRs In The High Single Digits For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The
Higher Revenue Base
•
Operating Margin Expansion On A Growing
Top Line
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Available
  Bank Credit Line

SIG 2nd Annual
Consumer Focus
Forum

October 26, 2006